UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

TransCoastal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17304 Preston Road, Suite 700, Dallas, Texas	75252
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (972) 458-1701

N/A

17304 Preston Rd, Suite 700, Dallas TX	75252
(zip code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

On July 15, 2013, TransCoastal Corporation (the "Company") dismissed Whitely Penn LLP (“Whitley Penn”) as the Company's independent registered public accounting firm which dismissal was approved by the Company's Board of Directors on July 15, 2013.

During the fiscal years ended December 31, 2012 and 2011, Whitely Penn's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to, audit scope or accounting principles except, Whitley Penn's audit report for the years ended December 31, 2012 and 2011 included a going concern qualification.

During the fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through July 15, 2013, (i) there were no disagreements between the Company and Whitley Penn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Whitley Penn, would have caused Whitley Penn to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On July 16, 2013, the Company provided Whitley Penn with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Whitley Penn furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated July 17, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On July 15, 2013, the Company's Board of Directors approved the engagement of Rothstein, Kass & Company, P.C. ("RK") as its independent registered public accounting firm for the Company's fiscal year ending December 31, 2013.

During the years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through July 16, 2013, the date of engagement of RK, the Company did not consult with RK regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). RK did perform an audit on the private equity company TransCoastal Corporation, a Texas Corporation, for the years ended December 31, 2012 and December 31, 2011. The Company acquired all of the oil and gas assets of TransCoastal Corporation, a Texas Corporation, through the issuance of preferred stock.

Item 9.01. Financial Statements and Exhibits.

16.1	Letter from Whitely Penn, dated July 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2013

TransCoastal Corporation

	By:	/s/ Rick Hoover
Name: Rick Hoover,
Title: CFO